Exhibit 23.1



                             CONSENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS
                               ------------------



         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-94750.



                                                          /s/ARTHUR ANDERSEN LLP
                                                          ----------------------
                                                             ARTHUR ANDERSEN LLP


New York, New York
December 17, 1997